August 6, 2010

DREYFUS INVESTMENT FUNDS
-DREYFUS/THE BOSTON COMPANY
SMALL CAPVALUE FUND

Supplement to Prospectus
dated February 1, 2010

     The following information supplements and supersedes the information contained in the seventh sentence of the section of the fund’s Prospectus entitled “Fund Details-Goal and Approach”:

     The fund’s equity investments may include common stocks, preferred stocks, convertible securities, including those purchased in initial public offerings (IPOs) or shortly thereafter, and securities issued by real estate investment trusts (REITs). REITs are pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate.

     The following information supplements the information contained in the section of the fund’s Prospectus entitled “Fund Details-Investment Risks”:

     REIT risk. Equity REITs, which invest a majority of their assets directly in real property and derive income primarily from the collection of rents and lease payments, may be affected by changes in the value of the underlying property owned by the trust, while mortgage REITs, which invest the majority of their assets in real estate mortgages and derive income primarily from the collection of interest payments, may be affected by the quality of any credit extended. Further, REITs are highly dependent upon management skill and often are not diversified. REITs also are subject to heavy cash flow dependency and to defaults by borrowers or lessees. In addition, REITs possibly could fail to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the Investment Company Act of 1940. Certain REITs provide for a specified term of existence in their trust documents. Such REITs run the risk of liquidating at an economically disadvantageous time.

6944S0810